FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 12, 2003

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On May 12, 2003, the Registrant issued a news release entitled Checkers(R)/Rally's(R) Making Noise With New
Screamin' Chicken(R) Sandwiches; Casual-Theme Quality at Double Drive-Thru Value, a copy is being filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:  Keith E. Sirois
Title:  Interim President and Chief Executive Officer
Dated:  May 12, 2003




EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated May 12, 2003

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

Checkers(R)/Rally's(R) Making Noise With New Screamin' Chicken(R)
Sandwiches; Casual-Theme Quality at Double Drive-Thru Value

NEW SCREAMIN' CHICKEN SANDWICHES FROM CHECKERS AND RALLY'S

Checkers(R) and Rally's(R) new Screamin' Chicken(R)
 Buffalo Blue Cheese sandwich, Screamin' Chicken(R)
 Bacon Ranch sandwich, and traditional Screamin'
Chicken(R) sandwich are available at an introductory price through June 8, 2003.

TAMPA, Fla., May 12 /PRNewswire-FirstCall/ --
Checkers Drive-In Restaurants, Inc. (Nasdaq: CHKR),
 the nation's leading double drive-thru chain, today announced that their latest adult-focused menu items -- new Screamin' Chicken(R) Sandwiches are approaching nearly 20 percent of sales.
Available in three great varieties, the new sandwiches
"scream" flavor and value and are available for a limited time at the double drive-thru windows of participating Checkers(R) and Rally's(R).

    "Today's Checkers and Rally's are highly competitive in the fast food marketplace. We are financially strong as our recent first quarter earnings report has shown, our franchisees are actively involved in and supportive of our initiatives, we have award-winning advertising, and we're operating smarter with new technologies and energized employees," said Keith E. Sirois, Interim CEO of Checkers Drive-In Restaurants,
Inc. "Because of these accomplishments, we are now positioned to offer new products and consumer promotions that will further separate us from the pack."

    Checkers and Rally's new Screamin' Chicken(R)
Buffalo Blue Cheese sandwich, Screamin' Chicken(R)
 Bacon Ranch sandwich, and traditional Screamin'
Chicken(R) sandwich are available at an introductory price through June 8, 2003. The three new sandwiches are made with top quality, all white meat chicken tenders and served on six-inch hoagie buns. The average promotional pricing includes two Buffalo
Blue Cheese or Bacon Ranch sandwiches for $4 and two traditional Screamin' Chicken sandwiches for $3.

    "Very few quick service restaurants can offer the adult-focused, premium menu choices that Checkers and Rally's can. This is a casual-theme quality product line offering a high-taste profile at a can't-beat-it price. Checkers and Rally's continues to see transaction growth at our stores -- a true measure of a successful 2003 strategy," said Richard
S. Turer, Vice President of Marketing, Checkers
Drive-In Restaurants, Inc.

    "The quality and taste of our Screamin' Chicken
Sandwiches are unmatched in the fast food market," continued Mr. Turer. "And after the recent and successful introductions of such limited-time offers as the Kahlua(R) shakes, Double Mushroom
Swiss Burgers, and Beer Battered Onions with Aussie
Saucy(SM), Checkers and Rally's has found a real formula offering real food at real value to real people. We are very excited about our future."

    Checkers Drive-In Restaurants, Inc.
(http://www.checkers.com) is the largest double drive-through restaurant chain in the United States. The company develops, produces, owns, operates and franchises quick service "double drive-thru" restaurants.

    Except for historical information, this
announcement contains "forward-looking" and
"Safe Harbor" statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities
Litigation Reform Act of 1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements.
Further information regarding factors that could affect the company's financial and other results is included in the company's Form 10Q and 10K, filed with the Securities and Exchange Commission.